The   Warrant    represented   by   this
                    certificate was issued on March 12, 1999
                    (the  "Closing  Date")  pursuant  to the
                    Subscription  Agreement  dated March 12,
                    1999  between  Signal  Apparel  Company,
                    Inc. and BNY Financial Corporation.  The
                    Warrant  represented by this certificate
                    has  not  been   registered   under  the
                    Securities  Act of 1933, as amended (the
                    "Act"),  or applicable  state securities
                    laws.   Neither   the  Warrant  nor  the
                    Warrant Shares have been acquired for investment and may not be offered for sale, sold, transferred or assigned in the absence of an effective registration statement for the Warrant or Warrant Shares under the securities act and applicable state securities laws, or unless sold pursuant to Rule 144 under said act.

Warrant No. W300

                               Warrant Certificate


                          SIGNAL APPAREL COMPANY, INC.

     This Warrant Certificate certifies that BNY FINANCIAL CORPORATION ("BNY"), or its registered assigns, is the registered holder of one Warrant (the "Warrant") expiring on December 31, 2001 (the "Termination Date") to purchase shares of common stock, par value $.01 per share (the "Common Stock"), of SIGNAL APPAREL COMPANY, INC., an Indiana corporation (the "Issuer"). The Warrant entitles the holder to purchase from the Issuer 375,000 Warrant Shares (as defined below) at $1.50 per share (the "Exercise Price"). The exercise price multiplied by the Exercise Amount (as defined below) is referred to as the "Warrant Purchase Price". A "Warrant Share" initially represents one fully paid and nonassessable share of Common Stock, subject to adjustment pursuant to
Section 10 hereof.

     The Warrant represented hereby was issued on March 12, 1999 (the "Closing Date") pursuant to the Subscription Agreement dated as of March 12, 1999 (the "Subscription Agreement"), between the Issuer and BNY, and is subject to the terms and conditions thereof. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Subscription Agreement. A copy of the Subscription Agreement may be obtained by the registered holder hereof upon written request to the Issuer.

     The Warrant represented hereby shall have the following additional terms:

0.0.1 The Warrant is not exercisable (i) until December 31, 1999, and (ii) in any case, until 65 days (the "Notice Period") after the holder delivers a notice (a "65 Day Notice") to the Issuer designating an aggregate number of Warrant Shares (the "Exercisable Number"). A 65 Day Notice may be given at any time after November 1, 1999, provided that the Exercisable Number may not exceed 125,000 (the "Annual Limit") per year beginning on December 31, 1999. From time to time following the Notice Period, the Warrant represented hereby may be exercised on any Business Day prior to the Termination Date (an "Exercise Date") for any quantity of Warrant Shares, such that the aggregate number of Warrant Shares issued hereunder is less than or equal to the Exercisable Number. To exercise the Warrant, the registered holder must, prior to the Termination Date, surrender this Warrant Certificate to the Issuer at its principal office with the Exercise Notice attached hereto (an "Exercise Notice") duly completed and signed by the registered holder hereof and stating the total number of Warrant Shares in respect of which the Warrant is then exercised (the "Exercise Amount") and tender the applicable Warrant Purchase Price. The Warrant shall be exercisable only in the minimum amount of 10,000 Warrant Shares and integral multiples of 10,000 Warrant Shares in excess thereof (or such lesser amount as shall constitute the full amount remaining of this Warrant). As used herein the term "Business Day" means any day on which banks in the City of New York are open for business.

0.0.2 Within five days following an Exercise Date (an "Issue Date"), the Issuer shall issue and cause to be delivered to the registered holder hereof at such address as such holder shall specify in the Exercise Notice a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrant, registered in such holder's name, together with cash (if any) as provided in paragraph 4. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of such Exercise Date.

0.0.3 If on such Issue Date the number of Warrant Shares to be delivered shall be less than the total number of Warrant Shares deliverable hereunder, there shall be issued to the holder hereof or his assignee on such Issue Date a new warrant certificate substantially identical to this Warrant Certificate, except that such new warrant certificate shall evidence the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable hereunder less (y) the number of Warrant Shares so delivered or previously delivered under the Warrant.

0.0.4 The Issuer shall not be required to issue fractional Warrant Shares on the exercise of the Warrant represented hereby. The number of full Warrant Shares which shall be issuable upon the exercise of the Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this paragraph 4, be issuable on the exercise of the Warrant, the Issuer shall pay an amount in cash equal to $1.50 multiplied by such fraction (subject to adjustment pursuant to Section 10).

0.0.5 For so long as the Warrant represented hereby has not been exercised in full, the Issuer shall at all times prior to the Termination Date reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for issuance upon exercise of the Warrant represented hereby, the number of shares of Common Stock then so issuable. In furtherance of the foregoing, subject to adjustment pursuant to Section 10, the Issuer shall reserve for issuance hereunder, not less than 375,000 shares of Common Stock. In the event the number of shares of Common Stock issuable in respect of the Warrant Shares exceeds the authorized number of shares of Common Stock, the Issuer shall promptly take all actions necessary to increase the authorized number, including causing its Board of Directors to call a special meeting of stockholders and recommend such increase.

0.0.6 By accepting delivery of this Warrant Certificate, the registered holder hereof covenants and agrees with the Issuer not to exercise or transfer the Warrant or any Warrant Shares except in compliance with the terms of the Subscription Agreement and this Warrant Certificate.

0.0.7 By accepting delivery of this Warrant Certificate, the registered holder hereof covenants and agrees with the Issuer that the Warrant may not be sold, assigned, conveyed, encumbered, pledged, hypothecated or in any other manner disposed of or transferred, in whole or in part, unless and until such holder shall deliver to the Issuer: (i) written notice thereof and of the name and address of the transferee, (ii) a written agreement, in form and substance reasonably satisfactory to the Issuer, of the transferee to comply with the applicable terms of the Subscription Agreement and this Warrant Certificate, (iii) assurances reasonably satisfactory to the Issuer that the Warrant and the Warrant Shares are exempt from registration under the Act and (iv) an opinion of counsel to the effect that the Warrant and the Warrant Shares have been registered under the Act or are exempt from registration thereunder. If a portion of the Warrant is transferred, all rights of the registered holder hereunder may be exercised by the transferee (subject to the requirement that such transferee shall provide an opinion of counsel to the effect that the Warrant and the Warrant Shares have been registered under the Act or are exempt from registration thereunder) in respect of the number of Warrant Shares transferred with the portion of the Warrant, provided that any registered holder of the Warrant may deliver a 65 Day Notice or an Exercise Notice only with respect to the Warrant Shares subject to such holder's portion of the Warrant.

0.0.8 The Issuer will pay all documentary stamp taxes (if any) attributable to the issuance of Warrant Shares upon the exercise of the Warrant by the registered holder hereof; provided, however, that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of the Warrant Certificate or any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant Certificate surrendered upon the exercise of a Warrant, and the Issuer shall not be required to issue or deliver the Warrant Certificate or certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

0.0.9 In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, reasonably satisfactory to the Issuer. Applicants for a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

0.0.10 The number of shares of Common Stock issuable in respect of each Warrant Share upon the exercise of the Warrant and the terms and conditions of the Warrant are subject to adjustment by the Issuer pursuant to Section 8 of the Subscription Agreement.

0.0.11 The Issuer shall serve as warrant agent (the "Warrant Agent") under this Agreement. The Warrant Agent hereunder shall at all times maintain a register (the "Warrant Register") of the holders of Warrants. Upon 30 days' notice to the registered holder hereof, the Issuer may appoint a new Warrant Agent. Such new Warrant Agent shall be a corporation doing business and in good standing under the laws of the United States or any state thereof, and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such Warrant Agent prior to its appoint-ment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Warrant Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Issuer and shall be legally and validly executed and delivered by the Issuer.

0.0.12 Any corporation into which the Issuer or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Issuer or any new Warrant Agent shall be a party or any corporation to which the Issuer or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Agreement without any further act; provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of this paragraph 11 or (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to the registered holder hereof at such holder's last address as shown on the Warrant Register.

0.0.13 Indemnification and Contribution. (i) In the event of any registration of any of the Warrant Shares under the Securities Act, the Issuer shall indemnify and hold harmless the holder of such Warrant Shares, such holder's directors and officers, and each other person who participated in the offering of such Warrant Shares and each other person, if any, who controls such holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer by such holder specifically for use therein or so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such holder.

        (ii) BNY, by acceptance of the Warrant and the Warrant Shares, agrees to indemnify and hold harmless the Issuer, its directors and officers, and each other person (including each underwriter) who participated in the offering of the Warrant Shares and each other person, if any, who controls the Issuer or such participating person within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Issuer or any such director or officer or participating person or controlling person may become subject under the Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of BNY specifically for use therein, and shall reimburse the Issuer or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by the Issuer or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Issuer or such director, officer or participating person or controlling person, and shall survive the transfer of the Warrant or the Warrant Shares by the holder thereof.

        (iii) If the indemnification provided for in this Section 13 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or such indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 13 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

0.0.14  This Warrant Certificate shall not be valid unless signed by the Issuer.

     IN WITNESS WHEREOF, Signal Apparel Company, Inc. has caused this Warrant Certificate to be signed by its duly authorized officer.

Dated: March 12, 1999

                                                SIGNAL APPAREL COMPANY, INC.

                                                By: _______________________
                                                    Name:
                                                    Title:

                             FORM OF EXERCISE NOTICE

                  (To Be Executed Upon Exercise of the Warrant)

                                                 [DATE]

Signal Apparel Company, Inc.
700 5th Avenue
7th Floor
New York, NY 10018
Attention:  Howard Weinberg


         Re:  Warrant No.

Ladies and Gentlemen:

     The undersigned is the registered holder of the above-referenced warrant (the "Warrant") issued by Signal Apparel Company, Inc., evidenced by the Warrant Certificate attached hereto, and hereby elects to exercise the Warrant to purchase _________ Warrant Shares (as defined in such Warrant Certificate) and herewith tenders $_____________ by certified or official bank check to the order of Signal Apparel Company, Inc. as payment for such Warrant Shares in accordance with the terms of such Warrant Certificate and the Subscription Agreement (as defined in the Warrant Certificate). The undersigned either to the effect that the Warrant and the Warrant Shares have been registered under the Act or are exempt from registration thereunder.

     In accordance with the terms of the attached Warrant Certificate, the undersigned requests that certificates for such Warrant Shares be registered in the name of and delivered to the undersigned at the following address:


                          ----------------------------

                          ----------------------------

                          ----------------------------

     [If the number of Warrant Shares to be delivered is less than the total number of Warrant Shares deliverable under the Warrant, insert the following -- The undersigned requests that a new warrant certificate substantially identical to the attached Warrant Certificate be issued to the undersigned evidencing the right to purchase the number of Warrant Shares equal to (x) the total number of Warrant Shares deliverable under the Warrant less (y) the number of Warrant Shares to be delivered in connection with this exercise and any previous delivery of Warrant Shares under the Warrant.]


                                           NAME OF REGISTERED HOLDER
                                           [ADDRESS]

                                           By: _____________________________
                                               Name:
                                               Title: